Exhibit 10.1

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO ITEM 601(b)(10)(iv) WHEREBY CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL: [***]

AMENDMENT NO. 7

TO

THE A320 NEO FAMILY PURCHASE AGREEMENT

    Dated as of December 20, 2019

BETWEEN AIRBUS S.A.S.

AND

SPIRIT AIRLINES, INC.

This Amendment No. 7 to the A320 NEO Family Purchase Agreement dated as of December 20, 2019 (this “AAmendment”), is entered into as of April 3 , 2024 by and between AIRBUS S.A.S., a société par actions simplifiée organized and existing under the laws of the Republic of France, having its registered office located at 2, rond-point Emile Dewoitine, 31700 Blagnac, France (the “USellerU”) and SPIRIT AIRLINES, INC., a corporation organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate office located at 2800 Executive Way, Miramar, Florida 33025, U.S.A. (the “UBuyerU”).

WHEREAS, the Buyer and the Seller have entered into an A320 NEO Family Purchase Agreement, dated as of December 20, 2019 which, together with all Exhibits, Appendices and Letter Agreements attached thereto and as amended, modified or supplemented from time to time (the “Agreement”); and

WHEREAS, the Buyer and Seller agree, amongst other things, to defer the Scheduled Delivery Periods of certain of the Aircraft remaining to be delivered as of the date hereof, subject to the terms and conditions set forth herein.

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

The capitalized terms used herein and not otherwise defined in this Amendment will have the meanings assigned to them, as applicable, in the Agreement and the Legacy Agreement Amendment. Except as used within quoted text, the terms “herein,” “hereof,” and “hereunder” and words of similar import refer to this Amendment.
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1AIRCRAFT DEFERRALS
1.1The Parties agree to defer the Scheduled Delivery Period of the Aircraft set forth in Appendix 1 hereto (the “Amendment 7 Aircraft”):
1.2    As a result of the Aircraft deferrals set forth in clause 1.1 above, Clause 9.1.1 of the Agreement is hereby deleted in its entirety and is replaced with the following quoted text:

“Subject to Clauses 2, 7, 8, 10 and 18, the Seller shall have the Aircraft Ready for Delivery at the Delivery Location within the following quarters or months, (each, as applicable, a “Scheduled Delivery Quarter” or a “Scheduled Delivery Month”):

[***]

(*) In the above schedule, the A321 NEO Aircraft[***]

2    PREDELIVERY PAYMENTS

2.1    As a result of the rescheduling of the Amendment 7 Aircraft, the [***].

    [***]:

(1)[***]; and

(2)[***].

2.2    In [***]. For the avoidance of doubt, [***].

3    PRICE REVISION PROTECTION

    Paragraph 3.1 of Letter Agreement No. 1 to the Agreement is hereby deleted in its entirety and replaced with the following quoted text:

“3.1    [***]:

(a)    [***];

(b)     [***];

(c)    [***]; and

(d)    [***], and

[***] NKS A320 NEO - Amendment No. 7        2
PRIVILEGED AND CONFIDENTIAL

(x) [***]:
a)    [***],

b)    [***]; and

c)    [***].
[***].”

4    LETTER AGREEMENT NO. 4

The Second Amended and Restated Letter Agreement No. 4 to the Agreement dated as of July 31, 2023 is hereby deleted in its entirety and replaced by the Third Amended and Restated Letter Agreement No. 4 dated of even date herewith. Any reference to Letter Agreement No.4, the Amended and Restated Letter Agreement No. 4 to the Agreement and the Second Amended and Restated Letter No. 4, including all Letter Agreements, shall be deemed to be a reference to the Third Amended and Restated Letter Agreement No.4.

5    BFE AND PROPULSION SYSTEM RELATED MATTERS

The Buyer shall be responsible for ensuring directly with all of its BFE suppliers and the Propulsion Systems Manufacturer that they are made aware of and accept or will accept the new delivery schedule for the Amendment 7 Aircraft set forth in Paragraph 1.2. The Seller shall have no liability for any costs, penalties, claims or liabilities incurred by the Buyer or charged to the Buyer by the Buyer’s BFE suppliers or the Propulsion Systems Manufacturer in connection with the type conversion and deferrals of the Amendment 7 Aircraft.

6.EFFECT OF THE AMENDMENT

6.1    The Agreement as amended by this Amendment contains the entire agreement between the Parties with respect to the subject matter hereof and supersedes any previous understanding, commitments or representations whatsoever, whether oral or written between the Buyer and the Seller regarding such subject matter.

6.2    The Agreement will be deemed amended to the extent provided in this Amendment and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms.

7.CONFIDENTIALITY

[***] NKS A320 NEO - Amendment No. 7        3
PRIVILEGED AND CONFIDENTIAL

This Amendment and the terms and condition hereof are subject to the terms and conditions of Clause 22.8 of the Agreement.

8.GOVERNING LAW

8.1    THIS AMENDMENT AND THE AGREEMENTS CONTEMPLATED HEREIN WILL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF WILL BE DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF CLAUSE 22.5 OF THE AGREEMENT.

8.2    IT IS AGREED THAT THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS WILL NOT APPLY TO THIS AMENDMENT.

9    EFFECTIVITY

    This Amendment will enter into full force and be binding upon the Parties upon signature of this Amendment by each of the Parties.

10.COUNTERPARTS

This Amendment may be executed by the Parties hereto in separate counterparts, each of which when so executed will be an original, but all such counterparts will together constitute one and the same instrument. Such counterparts may be delivered via facsimile and/or electronic mail.
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IN WITNESS WHEREOF, the Parties have caused this Amendment to be signed by their respective officers thereunto duly authorized as of the day and year first above written.

SPIRIT AIRLINES, INC.		AIRBUS S.A.S.

By:	/s/ Scott Haralson	By:	/s/ Paul Meijers
Its:	Executive Vice President and Chief Financial Officer	Its:	Executive Vice President, Commercial Transactions

[***] NKS A320 NEO - Amendment No. 7        5
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Appendix 1 to Amendment No. 7

Amendment No. 7 [***]

[***]

[***] NKS A320 NEO - Amendment No. 7        6
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Appendix 2 to Amendment No. 7

[***]
[***] NKS A320 NEO - Amendment No. 7        7
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Third Amended and Restated Letter Agreement No. 4 to
A320 Neo Family Purchase Agreement

As of April 3 , 2024

Spirit Airlines, Inc.
2800 Executive Way
Miramar, Florida 33025

RE: [***]

Ladies and Gentlemen,

SPIRIT AIRLINES, INC. (the “Buyer”) and AIRBUS S.A.S. (the “Seller”) have entered an A320 NEO Family Purchase Agreement, dated as of December 19, 2019 (the “Agreement”).

This Third Amended and Restated Letter Agreement No. 4 (“Letter Agreement No. 4” or this “Letter Agreement”) amends and restates Amended and Restated Letter Agreement No. 4, between the Buyer and the Seller, dated December 17, 2020.

The Buyer and the Seller have agreed, as set forth in this Letter Agreement No. 4, to certain additional terms and conditions regarding the purchase and sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. Except when used in quoted text, the terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

1    Aircraft Type Flexibility

1.1    Conversions within A320 Family Aircraft

    [***].

[***].

[***].

[***].

[***].

[***].
AACC – CT2208867 – Third Amended and Restated Letter Agreement No. 4_execution version
PRIVILEGED AND CONFIDENTIAL          1

[***].

2.    [***]

[***].

[***]:

(a)[***], and

(b)[***]

[***].

[***].

[***].

[***]:

(x)    [***];
(y)    [***]; and

(z)    [***].

[***].

[***].

[***].

3     [***]

[***].

4.     Option Aircraft

4.1    [***]

[***].

4.2    [***]

[***].

[***] – Third Amended and Restated Letter Agreement No. 4
PRIVILEGED AND CONFIDENTIAL 2

4.3 [***]

4.3.1    [***].

4.3.2 [***].

4.4    [***]

[***].

[***]:

[***]

[***].

[***].

4.5    [***]

[***].

4.6    [***]

[***].

5.[***]

[***].

6.    MISCELLANEOUS

The provisions of Clauses 22.5, 22.8 and 20.13 of the Agreement are incorporated herein by reference and made a part hereof as though set forth in full herein.

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

[SIGNATURE PAGE FOLLOWS]
[***] – Third Amended and Restated Letter Agreement No. 4
PRIVILEGED AND CONFIDENTIAL 3

Very truly yours,
AIRBUS S.A.S.

		By:	/s/ Paul Meijers
Accepted and agreed,		Its:	Executive Vice President, Commercial Transactions
SPIRIT AIRLINES, INC.
By:	/s/ Scott Haralson
Its:	Executive Vice President and Chief Financial Officer
[***] – Third Amended and Restated Letter Agreement No. 4
PRIVILEGED AND CONFIDENTIAL 4